Exhibit 99.2

News Release

Corteva Agriscience™, Agriculture Division of DowDuPont,

Hosts Investor Day in Johnston, Iowa

Reaffirms 2019 Divisional Guidance of $2.8 Billion and Provides

Standalone Financials for Independent Company

WILMINGTON, Del., May 9, 2019 – Corteva Agriscience™, Agriculture Division of DowDuPont (NYSE: DWDP), will host a meeting with investors and analysts today in Johnston, Iowa at 8:00 am CT / 9:00 am ET. At the meeting, James C. Collins, Jr., Chief Executive Officer-elect of Corteva Agriscience™, and other members of the senior leadership team will review the company’s progress, strategy and key priorities for value creation. The presentations will include an in-depth view of recent product launches, progress toward a best-in-class cost structure, and expectations for pipeline performance. Management will also provide an update on the company’s standalone financials in preparation for the intended separation from DowDuPont on June 1, 2019.

“As we rapidly approach our launch as an independent pure-play agriculture company, we are confident our competitive advantages put us on a solid path to deliver above-market growth,” said Jim Collins. “Our integrated offering is powered by an industry-leading R&D engine and close customer relationships gained through our unique routes-to-market – enabling Corteva to deliver new, innovative products to meet the evolving needs of farmers. Combining innovation-driven sales growth with our relentless focus on driving attractive returns on our investments, a competitive cost structure and improving ROIC, we will enhance value for shareholders.”

In addition to Collins, presentations will include remarks from Greg Friedman, Executive Vice President and Chief Financial Officer-elect; Rajan Gajaria, Executive Vice President, Business Platforms; Tim Glenn, Executive Vice President and Chief Commercial Officer; Neal Gutterson, Senior Vice President and Chief Technology Officer; Debra King, Senior Vice President and Chief Information Officer, as well as other members of the Corteva Agriscience senior leadership team.

For those in attendance, the event will also include a tour of the onsite innovation facilities, spotlighting plant breeding, transgenic trait development, seed applied technology and the company’s expanding digital capabilities.

“By capitalizing on our strengths, including our disciplined innovation investment approach and differentiated distribution, and optimizing our capital allocation - we will enable growth and improved ROIC, while creating shareholder value,” said Greg Friedman. “Our priorities include maintaining financial flexibility to support seasonal working capital, growing cash flow in a disciplined manner while investing in innovation, delivering on merger cost synergies and driving productivity improvements, and returning capital to shareholders through a competitive dividend and share repurchases.”

Division Guidance

At the meeting, Corteva Agriscience will also reaffirm financial guidance for the full year 2019. Consistent with the guidance provided on May 2 with DowDuPont’s first quarter results, the DowDuPont Agriculture division guided full year guidance of operating EBITDA of about $2.8 billion. Sales are expected to be flat with organic sales1 up low single digits percent. The division expects to overcome the first half decline through the realization of new product launches, price opportunities on high demand products, accelerated cost synergy delivery, and incremental productivity opportunities - resulting in an improvement in second half performance versus prior year.

[1]	Organic sales includes price and volume growth, excluding currency and portfolio impacts.

Division Operating EBITDA is defined as earnings before interest, taxes, depreciation and amortization, and excludes significant items and exchange gains/losses”

Standalone Guidance

As part of an update on standalone financials, Greg Friedman will provide its full-year 2019 operating EBITDA2 guidance on a standalone basis. As previously communicated, Corteva Agriscience projects dividends of $400 Million with increases over time. Immediately following the spin, the new board is anticipated to approve a share repurchase authorization consistent with a commitment to return excess capital to shareholders.

The investor meeting will be webcast and a replay will be available following the event. Registration for the webcast, as well as presentation materials, can be accessed at http://www.dow-dupont.com/investors/events-and-presentations/default.aspx

About Corteva Agriscience™, Agriculture Division of DowDuPont

Corteva Agriscience™, Agriculture Division of DowDuPont (NYSE: DWDP), is intended to become an independent, publicly traded company when the previously announced spinoff is complete by June 2019. The division combines the strengths of DuPont Pioneer, DuPont Crop Protection and Dow AgroSciences. Corteva Agriscience provides growers around the world with the most complete portfolio in the industry — including some of the most recognized brands in agriculture: Pioneer®, Granular®, the newly launched Brevant™ seeds, as well as award-winning Crop Protection products — while bringing new products to market through our solid pipeline of active chemistry and technologies. More information can be found at www.corteva.com.

Follow Corteva Agriscience on Facebook, Instagram, LinkedIn, Twitter and YouTube.

About DowDuPont™

DowDuPont (NYSE: DWDP) is a holding company comprised of the future Corteva Agriscience™ and DuPont, which are expected to separate on June 1, 2019, creating two strong, independent, publicly traded companies in the agriculture and specialty products sectors, respectively. Each will lead their industry through productive, science-based innovation to meet the needs of customers and help solve global challenges. DowDuPont completed the separation of the Materials Science business through the spin-off of Dow Inc. (NYSE: Dow) on April 1, 2019. For more information, please visit us at www.dow-dupont.com.

Cautionary Statement About Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended and Section 27A of the Securities Act of 1933, as amended, which may be identified by their use of words like “plans,” “expects,” “will,” “anticipates,” “believes,” “intends,” “projects,” “estimates” or other words of similar meaning. All statements that address expectations or projections about the future, including statements about Corteva’s strategy for growth, product development, regulatory approval, market position, anticipated benefits of recent acquisitions, timing of anticipated benefits from restructuring actions, outcome of contingencies, such as litigation and environmental matters, expenditures, and financial results, as well as expected benefits from, the separation of Corteva from DowDuPont, are forward-looking statements.

Forward-looking statements are based on certain assumptions and expectations of future events which may not be accurate or realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond Corteva’s control. While the list of factors presented below is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Corteva’s business, results of operations and financial condition. Some of the important factors that could cause Corteva’s actual results to differ materially from those projected in any such forward-looking statements are: (i) effect of competition and consolidation in Corteva’s industry; (ii) failure to successfully develop and commercialize Corteva’s pipeline; (iii) failure to obtain or maintain the necessary regulatory approvals for some Corteva’s products; (iv) failure to enforce Corteva’s intellectual property rights or defend against intellectual property claims asserted by others; (v) effect of competition from

[2]	Corteva Operating EBITDA is a non-GAAP measure. See herein for further discussion.

manufacturers of generic products; (vi) costs of complying with evolving regulatory requirements; (vii) effect of the degree of public understanding and acceptance or perceived public acceptance of Corteva’s biotechnology and other agricultural products; (viii) effect of changes in agricultural and related policies of governments and international organizations; (ix) impact of Corteva’s dependence on its relationships or contracts with third parties; (x) effect of disruptions to Corteva’s supply chain, information technology or network systems; (xi) effect of volatility in Corteva’s input costs; and (xii) failure to realize the anticipated benefits of the series of internal reorganizations taken by DowDuPont in connection with the spin-off of Corteva, including failure to benefit from significant cost synergies.

Additionally, there may be other risks and uncertainties that Corteva is unable to currently identify or that Corteva does not currently expect to have a material impact on its business.

Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of Corteva’s management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. Corteva disclaims and does not undertake any obligation to update or revise any forward-looking statement, except as required by applicable law. A detailed discussion of some of the significant risks and uncertainties which may cause results and events to differ materially from such forward-looking statements is included in Corteva’s Registration Statement on Form 10 filed with the U.S. Securities and Exchange Commission.

Non-GAAP Financial Measures

This presentation includes information that does not conform to U.S. GAAP and are considered non-GAAP measures. These measures include organic sales and Corteva operating EBITDA. DowDuPont and Corteva’s management believes that these non-GAAP measures best reflect the ongoing performance of the Company and provide more relevant and meaningful information to investors as they provide insight with respect to ongoing operating results of the Company and a more useful comparison of year-over-year results. These non-GAAP measures supplement the Company’s U.S. GAAP disclosures and should not be viewed as an alternative to U.S. GAAP measures of performance. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies. This data should be read in conjunction with the Company’s preliminary registration statement on Form 10 filing (and subsequent amendments thereto). Corteva does not provide forward-looking U.S. GAAP financial measures or a reconciliation of forward-looking non-GAAP financial measures to the most comparable U.S. GAAP financial measures on a forward-looking basis because the company is unable to predict with reasonable certainty the ultimate outcome of pending litigation, unusual gains and losses, foreign currency exchange gains or losses and potential future asset impairments, as well as discrete taxable events, without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP results for the guidance period.

Organic sales is defined as price and volume and excludes currency and portfolio impacts.

Corteva operating EBITDA is defined as pro forma earnings (i.e., pro forma income from continuing operations before income taxes) before interest, depreciation, amortization, non-operating costs, net and foreign exchange gains (losses), excluding the impact of adjusted significant items. Non-operating costs, net consists of non-operating pension and other post-employment benefit (OPEB) costs, environmental remediation and legal costs associated with legacy businesses and sites of Historical DuPont.

All products, unless otherwise noted, denoted with ™, SM or ® are trademarks or registered trademarks of DowDuPont.

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5/9/19

Media Contact:

Gregg M. Schmidt

+1-302-485-3260

gregg.m.schmidt@corteva.com

Investor Contact:

Megan Britt

+1-302-996-8881

megan.britt@corteva.com

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